UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 15, 2005



                          Pacific Energy Partners, L.P.
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             (Exact name of registrant as specified in its charter)


     Delaware                       313345                  68-0490580
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 (State or Other               (Commission File          (I.R.S. Employer
 Jurisdiction of                    Number)              Identification No.)
  Incorporation)



             5900 Cherry Avenue
           Long Beach, California                           90805-4408
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   (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (562) 728-2800

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On September 15, 2005, Pacific Energy Partners, L.P. (the "Partnership"), Pacific Energy Finance Corporation, a wholly-owned subsidiary of the Partnership ("Finance Corp.," and together with the Partnership, the "Issuers"), and certain of the Partnership's subsidiaries (the "Guarantors") entered into a purchase agreement (the "Purchase Agreement") with Lehman Brothers Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., BNP Paribas Securities Corp. and Scotia Capital (USA) Inc. (the "Initial Purchasers") pursuant to which the Issuers have agreed to sell $175,000,000 aggregate principal amount of 6 1/4% Senior Notes due 2015 (the "Notes"). The Notes are being sold in a private placement to qualified institutional buyers pursuant to the exemptions from registration requirements of the Securities Act of 1933 (the "Act") afforded by Section 4(2) of the Act and Rule 144A under the Act, and outside the United States in compliance with Regulation S under the Act. The closing pursuant to the Purchase Agreement and the issuance of the Notes is expected to occur on September 23, 2005, subject to customary closing conditions.

         The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Issuers and the Guarantors, on one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities. In addition, the Purchase Agreement contemplates the execution of a registration rights agreement, pursuant to which the Issuers will agree to conduct a registered exchange offer for the Notes or cause to become effective a shelf registration statement providing for resale of the Notes.

         On September 16, 2005, the Partnership closed the sale of an additional 682,500 common units representing limited partner interests in the Partnership pursuant to the exercise of the underwriters' over-allotment in connection with the Partnership's recent equity offering pursuant to the Underwriting Agreement previously filed on Form 8-K dated September 8, 2005.

Item 9.01         Financial Statements and Exhibits.

     99.1 Pacific Energy Partners, L.P. Press Release dated September 15, 2005.*

     99.2 Pacific Energy Partners, L.P. Press Release dated September 15, 2005.*

     *    Furnished pursuant to Regulation FD.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PACIFIC ENERGY PARTNERS, L.P.

                              By: Pacific Energy GP, LP,
                              its general partner

                                   By: Pacific Energy Management LLC
                                   its general partner


                                   By: /s/ GERALD A. TYWONIUK
                                   ---------------------------------------
                                   Senior Vice President, Chief Financial
                                   Officer and Treasurer



Dated: September 15, 2005

                                  Exhibit Index

 Exhibit
 --------

 99.1     Pacific Energy Partners, L.P. Press Release dated September 15, 2005*

 99.2     Pacific Energy Partners, L.P. Press Release dated September 15, 2005*

*Furnished pursuant to Regulation FD.